EXHIBIT 10.15

                                 FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT

                  First Amendment, dated as of September 30, 1997, to the Revolving Credit Agreement, dated as of August 26, 1997, (the "Credit Agreement"), among WEINER'S STORES, INC., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender") and THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender and as agent for the Lenders (in such capacity, the "Agent").

                  The Borrower, the Lenders, and the Agent desire to amend certain provisions of the Credit Agreement. Accordingly, the Borrower, the Lenders, and the Agent hereby agree as follows:

                  1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

                  2. Existing Definitions. The definition of the term "Assignment and Acceptance" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Assignment and Acceptance shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Agent, substantially in the form of Exhibit E hereto."

                  3. Notice of Borrowing; Making of Loans. The fourth sentence of Section 2.03 (a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Except as otherwise provided in Section 2.03(e), on the date specified in such notice, each Lender shall, subject to the terms and conditions of this Agreement, make its Pro Rata Share of such Loan in immediately available funds by wire transfer to the Agent at its Office not later than 2:00 p.m. (New York City time)."

                  4. Letters of Credit. Clause (y) of Section 3.01 (a) (vi) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(y) after the occurrence of an Event of Default which is not cured within any applicable grace period, if any, or waived by the Majority Lenders, not to (A) clear and resolve any questions of non-compliance of documents, or (B) give any instructions as to acceptances of any documents or goods."

                  5. Plan Documents. Section 8.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "The Borrower shall not permit the Plan or the Confirmation Order to be amended, restated, supplemented or otherwise modified in any way which has an effect upon (i) the ability of the Borrower or any Subsidiary to perform its obligations hereunder, under the Fee Letter or under any other Related Document, (ii) the Lien arising under the Related Documents on any Collateral, (iii) the legality, validity or


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                  enforceability of this Agreement or any Related Document or the Lien arising under any Related Document, or (iv) the aggregate value of the property included in the calculations of the Borrowing Base, without the prior written consent of the Majority Lenders."

                  6. Assignment; Participations. Sections 10.13(a) and (b) of the Credit Agreement are hereby amended to read in their entirety as follows:

                  "(a) Each of the Lenders shall have the right at any time to assign to one or more commercial banks or other financial institutions (then entitled to receive payments of principal, interest and fees for the account of its lending office under this Agreement free from withholding of Federal income tax) a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Revolving Credit Commitment, the Loans owing to it and its rights and obligations as a Lender with respect to Letters of Credit) and the other Related Documents; provided, however, that (i) the identity of each such assignee shall be subject to the consent of the Borrower, which consent shall not be unreasonably withheld or delayed, unless such assignee is on the list of proposed assignees delivered by the Agent to the Borrower prior to the date hereof the Borrower shall not have rejected in writing such assignee in which case the consent of the Borrower shall not be required, (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as hereinafter defined), an Assignment and Acceptance, and (iii) after giving effect to such assignment, CIT's Revolving Credit Commitment shall be at least equal to the lesser of (1) $20,000,001 and
                  (2) an amount equal to a majority of the aggregate amount of the Revolving Credit Commitments. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance,
                  (A) the assignee thereunder shall be a party hereto and to the other Related Documents and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations (including, without limitation, the obligation to participate in Letters of Credit) of a Lender hereunder and thereunder and (B) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement.

                  (b) By executing and delivering an Assignment and Acceptance, the assignor and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Related Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Related Document furnished pursuant hereto; (ii) the assignor makes no representation or warranty and assumes no responsibility with respect

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                  to the financial condition of the Borrower or any of its
                  Subsidiaries or the performance or observance by the Borrower of any of its obligations under this Agreement or any other Related Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Related Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Related Documents; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Related Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Related Documents are required to be performed by it as a Lender."

                  7. Collateral Matters. The first sentence of section 11.08(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon termination of the Revolving Credit Commitments and payment and satisfaction of all Loans, Reimbursement Obligations, other Letter of Credit Exposure (whether or not due) and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of if the Borrower certifies to the Agent that the sale or disposition is made in compliance with
                  Section 8.04(b) hereof (and the Agent may rely conclusively on any such certificate, without further inquiry); or constituting property in which the Borrower owned no interest at the time the Lien was granted or at any time thereafter."

                  8. Conditions to Effectiveness. This First Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

                  (a) The Agent shall have received a counterpart of this First Amendment which bears the signature of the Borrower.

                  (b) All legal matters incident to this First Amendment shall be satisfactory to the Agent and its counsel.

                  9. Representations and Warranties. The Borrower represents and warrants to the Lenders as follows:

                  (a) The execution, delivery and performance by the Borrower of this First Amendment and the performance by the Borrower of the Credit Agreement as amended hereby (i)

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have been duly authorized by all necessary corporate action and (ii) do not and will not contravene its organizational documents or any applicable law.

                  (b) This First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

                  (c) The representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Potential Default, has occurred and is continuing on and as of the Effective Date.

                  10. Continued Effectiveness of Credit Agreement. The Borrower hereby (i) confirms and agrees that each Related Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this First Amendment all references in any such Related Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this First Amendment; and (ii) confirms and agrees that to the extent that any such Related Document purports to grant to the Lenders or the Agent a security interest in or lien on, any collateral as security for the Obligations of the Borrower from time to time existing in respect of the Credit Agreement and the Related Documents, such security interest or lien is hereby ratified and confirmed in all respects.

                  11.      Miscellaneous.

                  (a) This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

                  (c) This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to choice of law principles.

                  (d) The Borrower will pay on demand all fees, costs and expenses, if any, of Agent in connection with the preparation, execution and delivery of this First Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Fried, Frank, Harris, Shriver & Jacobson, counsel to Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            BORROWER:
                                            --------

                                            WEINER'S STORES, INC.


                                            By: /s/ Raymond J. Miller
                                                    ----------------------------
                                            Name:   Raymond J. Miller
                                            Title:  Vice President and

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                                                      Chief Financial Officer


                                            AGENT AND LENDER:
                                            ----------------

                                            THE CIT GROUP/BUSINESS CREDIT, INC.


                                            By: /s/ Frank A. Grimaldi
                                                    ----------------------------
                                            Name:   Frank A. Grimaldi
                                            Title:  Vice President



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